ACCRUED EXPENSES AND OTHER SHORT-TERM LIABILITIES (Details) - USD ($) $ in Thousands	Jun. 30, 2026	Dec. 31, 2025
ACCRUED EXPENSES AND OTHER SHORT-TERM LIABILITIES
Employees and payroll accruals	$ 2,321	$ 1,831
Accrued expenses	765	710
Deferred revenues	3,106	2,842
Consideration payable in connection with a business combination	124	139
Other	586	395
Total	$ 6,902	$ 5,917